UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        July 26, 2005
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including zip code)

        (856) 424-6886
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On July 26, 2005, the Board of Directors of inTEST Corporation (the "Company") approved, upon the recommendation of the Compensation Committee and all of the independent directors, arrangements for the incentive component of executive officer compensation for 2005. These arrangements are similar to the incentive arrangements approved in prior years for persons holding senior management positions. The following chart sets forth these arrangements as approved:

Robert E. Matthiessen	President and CEO	1.0% of consolidated pre-tax profits
Hugh T. Regan, Jr.	Treasurer, Secretary and CFO	Up to a maximum of $80,000 (1)
Daniel J. Graham	General Manager - Manipulator & Docking Hardware Product Segment	1.5% of pre-tax profits of the Manipulator and Docking Hardware product segment
James Pelrin	General Manager - Temperature Management Product Segment	1.5% of pre-tax profits of the Temperature Management product segment
Dale E. Christman	General Manager - Tester Interface Product Segment	1.5% of pre-tax profits of the Tester Interface product segment.
(1)	Based on consolidated pre-tax profits and subject to the recommendation of the CEO and approval by the Compensation Committee, a majority of independent directors and the Board of Directors.

In addition to the foregoing amounts, an additional 0.5% of the Company's consolidated pre-tax profits will be allocated for the payment of additional compensation to one or more of the foregoing General Managers subject to the recommendation of the CEO and approval by the Compensation Committee, a majority of independent directors and the Board of Directors.

Item 2.02.    Results of Operations and Financial Condition

On July 27, 2005, the Company issued a press release and held a webcast conference call (as previously announced) regarding its financial results for the second quarter ended June 30, 2005. The Company's press release is attached to this Current Report as Exhibit 99.1 and a textual representation of the conference call is attached as Exhibit 99.2, each of which is incorporated by reference herein.

Item 8.01.    Other Events

Effective July 27, 2005, Thomas J. Reilly, Jr. became the Chairman of the Audit Committee of the Board of Directors. Mr. Reilly joined the Board of Directors on May 3, 2005 and has been determined by the Board of Directors to be an "audit committee financial expert" as that term is used in Item 401(h) of Regulation S-K. Mr. Reilly is retired from Arthur Anderson LLP, where he was an audit partner involved in the audits of public and private companies.

Item 9.01.    Financial Statements and Exhibits.

(c)   Exhibits:

99.1  Press Release, dated July 27, 2005
99.2  Textual representation of conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   July 29, 2005